UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	November 10, 2003

Johnson Outdoors Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	0-16255	39-1536083
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

555 Main Street, Racine, Wisconsin 53403
(Address of principal executive offices, including zip code)

(262) 631–6600
(Registrant’s telephone number, including area code)

Item 7.	Financial Statements and Exhibits.
	(a)	Not applicable.
	(b)	Not applicable.
	(c)	Exhibits. The following exhibit is being furnished with this Current Report on Form 8-K (this “Report”):
		99	Press Release dated November 10, 2003.
Item 12.	Results of Operations and Financial Condition.
On November 10, 2003, Johnson Outdoors Inc. (the “Company”) issued a press release announcing the Company’s preliminary fiscal year 2003 earnings guidance (the “Press Release”). A copy of the Press Release is being furnished as Exhibit 99 to this Report.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 10, 2003

JOHNSON OUTDOORS INC.
By:	/s/ Paul Lehmann
Paul Lehmann Its: Vice President and Chief Financial Officer, Secretary (Principal Financial and Accounting Officer)

JOHNSON OUTDOORS INC.

Exhibit Index to Current Report on Form 8-K

Exhibit Number
99	Press Release dated November 10, 2003.